SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: February 22, 1999
(Date of earliest event reported)


              Imperial Credit Commercial Mortgage Acceptance Corp.
             (Exact name of registrant as specified in its charter)

  California                         333-61305                  95-4649530
---------------------- ---------------------------------------------------------
(State or Other                     (Commission              (I.R.S. Employer
Jurisdiction of                    File Number)             Identification No.)
Incorporation)



            11601 Wilshire Boulevard, No. 2080 Los Angeles, CA 90025
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               (Address of principal executive offices) (Zip Code)



                                 (310) 231-1280
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         Attached as an exhibit is a Collateral and Structural Term Sheet (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the
PSA) furnished to the Registrant by J.P. Morgan Securities Inc. and Prudential Securities Incorporated (the "Underwriters") in respect of the proposed offering of ICCMAC Multifamily and Commercial Trust 1999-1 Collateralized Mortgage Bonds, Series 1999-1 (the "Bonds").

         The Bonds will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Bonds will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-61305) (the "Registration Statement"). The Registrant hereby incorporates the Collateral and Structural Term Sheet by reference in the Registration Statement.

         The Collateral and Structural Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral and Structural Term Sheet.

         Any statement or information contained in the Collateral and Structural Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99.1      Collateral and Structural Term Sheet



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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned hereunto duly authorized.

                                                   IMPERIAL CREDIT COMMERCIAL
                                                   MORTGAGE ACCEPTANCE CORP.


                                                   By: /s/ Mark Karlan
                                                      --------------------------
                                                      Name:  Mark Karlan
                                                      Title: President

Date: February 23, 1999



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                                            Exhibit Index





Exhibit No.             Description                             Paper (P) or
                                                                Electronic (E)

99.1                    Collateral and Structural Term Sheet             E